                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                                                                         Distribution Date: 07/16/01

Section 5.2 - Supplement                                           Class A         Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               2,336,250.00      136,149.60      138,862.21         2,611,261.81
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                      63,258,637.24    3,594,215.19    5,031,962.61        71,884,815.04

(iv)   Collections of Finance Charge Receivables                  6,429,853.68      365,330.00      511,468.23         7,306,651.90

(v)    Aggregate Amount of Principal Receivables                                                                  19,712,270,608.77

                                              Investor Interest 450,000,000.00   25,568,000.00   35,795,636.36       511,363,636.36
                                              Adjusted Interest 450,000,000.00   25,568,000.00   35,795,636.36       511,363,636.36

                                                    Series
       Floating Investor Percentage                       2.59%         88.00%           5.00%           7.00%              100.00%
       Fixed Investor Percentage                          2.59%         88.00%           5.00%           7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.35%
               30 to 59 days                                                                                                  1.46%
               60 to 89 days                                                                                                  1.08%
               90 or more days                                                                                                2.11%
                                                                                                                 -------------------
                                              Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                    2,652,718.55      150,721.57      211,012.77         3,014,452.90

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                375,000.00       21,306.67       29,829.70           426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        10.07%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             450,000,000.00   25,568,000.00   35,795,636.36       511,363,636.36

(xiv)  LIBOR                                                                                                               3.98000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            6,054,853.68      344,023.33      481,638.53         6,880,515.54

(xxii) Certificate Rate                                               6.23000%        6.39000%        4.50500%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4
                                                                                                         Distribution Date: 07/16/01

Section 5.2 - Supplement                                          Class A           Class B         Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                                       0.00            0.00      128,871.11            128,871.11
       Deficiency Amounts                                                 0.00            0.00                                  0.00
       Additional Interest                                                0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                      42,172,424.82    3,012,235.73    5,020,607.09         50,205,267.65

(iv)   Collections of Finance Charge Receivables                  4,286,569.12      306,175.34      510,314.01          5,103,058.47

(v)    Aggregate Amount of Principal Receivables                                                                   19,712,270,608.77

                                             Investor Interest  300,000,000.00   21,428,000.00   35,714,857.14        357,142,857.14
                                             Adjusted Interest  300,000,000.00   21,428,000.00   35,714,857.14        357,142,857.14

                                                   Series
       Floating Investor Percentage                    1.81%            84.00%           6.00%          10.00%               100.00%
       Fixed Investor Percentage                       1.81%            84.00%           6.00%          10.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.35%
               30 to 59 days                                                                                                   1.46%
               60 to 89 days                                                                                                   1.08%
               90 or more days                                                                                                 2.11%
                                                                                                               ---------------------
                                                Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                    1,768,479.03      126,316.56      210,536.59          2,105,332.18

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                250,000.00       17,856.67       29,762.38            297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         10.08%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)             300,000,000.00   21,428,000.00   35,714,857.14        357,142,857.14

(xiv)  LIBOR                                                                                                                4.07000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvi)  Interest Funding Account Balance                           1,103,083.33       81,003.79                          1,184,087.13

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xix)  Interest Funding Account Investment Proceeds                                                                         3,662.29

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                            4,039,987.26      288,562.82      480,551.63          4,809,101.72

(xxii) Certificate Rate                                               4.27000%        4.39000%        4.33000%

------------------------------------------------------------------------------------------------------------------------------------

       By:
               ---------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                                         Distribution Date: 07/16/01

Section 5.2 - Supplement                                           Class A         Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                               2,740,833.33      160,416.67      178,196.18          3,079,446.18
       Deficiency Amounts                                                 0.00            0.00                                  0.00
       Additional Interest                                                0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                      77,316,112.18    4,392,960.92    6,150,145.29         87,859,218.38

(iv)   Collections of Finance Charge Receivables                  7,858,710.05      446,517.62      625,124.66          8,930,352.33

(v)    Aggregate Amount of Principal Receivables                                                                   19,712,270,608.77

                                             Investor Interest  550,000,000.00   31,250,000.00   43,750,000.00        625,000,000.00
                                             Adjusted Interest  550,000,000.00   31,250,000.00   43,750,000.00        625,000,000.00

                                                      Series
       Floating Investor Percentage                      3.17%          88.00%           5.00%           7.00%               100.00%
       Fixed Investor Percentage                         3.17%          88.00%           5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.35%
               30 to 59 days                                                                                                   1.46%
               60 to 89 days                                                                                                   1.08%
               90 or more days                                                                                                 2.11%
                                                                                                                 -------------------
                                            Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                    3,242,211.56      184,216.57      257,903.19          3,684,331.32

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                458,333.33       26,041.67       36,458.33            520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         10.07%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)             550,000,000.00   31,250,000.00   43,750,000.00        625,000,000.00

(xiv)  LIBOR                                                                                                                3.98000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                            7,400,376.71      420,475.95      588,666.33          8,409,518.99

(xxii) Certificate Rate                                               5.98000%        6.16000%        4.73000%

------------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                         Distribution Date: 07/16/01

Section 5.2 - Supplement                                          Class A         Class B       Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                               2,434,132.89      141,813.47      133,483.97          2,709,430.33
       Deficiency Amounts                                                 0.00            0.00                                  0.00
       Additional Interest                                                0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                      57,914,406.99    3,290,573.73    4,606,977.66         65,811,958.38

(iv)   Collections of Finance Charge Receivables                  5,886,645.35      334,466.70      468,271.11          6,689,383.16

(v)    Aggregate Amount of Principal Receivables                                                                   19,712,270,608.77

                                              Investor Interest 411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86
                                              Adjusted Interest 411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

                                                       Series
       Floating Investor Percentage                       2.37%         88.00%           5.00%           7.00%               100.00%
       Fixed Investor Percentage                          2.37%         88.00%           5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.35%
               30 to 59 days                                                                                                   1.46%
               60 to 89 days                                                                                                   1.08%
               90 or more days                                                                                                 2.11%
                                                                                                                --------------------
                                                    Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                    2,428,610.99      137,988.52      193,191.25          2,759,790.77

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                343,319.17       19,506.67       27,310.37            390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         10.07%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)             411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

(xiv)  LIBOR                                                                                                                3.98000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                            5,543,326.18      314,960.03      440,960.74          6,299,246.96

(xxii) Certificate Rate                                               7.09000%        7.27000%        4.73000%

------------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President